UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, 60th Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455

452 5th Avenue, 22nd Floor New York, New York		10018
(Former Address)		(Former Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On November 14, 2022, UiPath, Inc. (“UiPath” or the “Company”) announced preliminary unaudited results for its fiscal third quarter 2023 ended October 31, 2022. Revenue, ARR, and non-GAAP operating income are all above fiscal third quarter 2023 guidance issued on September 6, 2022.
Based on preliminary unaudited financial information, the Company expects to report the following:
•Revenue of approximately $260 million.
•ARR of approximately $1.108 billion as of October 31, 2022.
•GAAP operating loss of approximately $(70) million.
•Non-GAAP operating income of approximately $15 million.
As previously announced, UiPath is scheduled to report results and host its fiscal third quarter 2023 conference call on December 1, 2022, after market close.
These preliminary financial results are subject to revision in connection with the Company's financial closing procedures and finalization of the Company’s condensed consolidated financial statements for its fiscal third quarter 2023. Actual results for the fiscal third quarter ended October 31, 2022 may differ from these preliminary results.
Non-GAAP Financial Measures
Expected non-GAAP operating income excludes the following items, which are included in GAAP operating loss:
•stock-based compensation expense of approximately $81 million;
•amortization of acquired intangibles of approximately $2 million;
•employer payroll tax expense related to employee equity transactions of approximately $1 million; and
•restructuring costs of approximately $1 million.
Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (GAAP). UiPath uses non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, by excluding the effects of special items that do not reflect the ordinary earnings of our operations. UiPath believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in UiPath’s industry, many of which present similar non-GAAP financial measures to investors. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies.
Key Performance Metric
Annualized Renewal Run-rate (ARR) is a key performance metric we use in managing our business because it illustrates our ability to acquire new subscription customers and to maintain and expand our relationships with existing subscription customers. We define ARR as annualized invoiced amounts per solution SKU from subscription licenses and maintenance obligations assuming no increases or reductions in the subscriptions. ARR does not include the costs we may incur to obtain such subscription licenses or provide such maintenance and does not reflect any actual or anticipated reductions in invoiced value due to contract non-renewals or service cancellations other than for specific bad debt or disputed amounts. Additionally, though we use ARR as a forward-looking metric in the management of our business, it does not include invoiced amounts reported as perpetual licenses or professional services revenue in our consolidated statement of operations, and is not a forecast of future revenue, which can be impacted by contract start and end dates, duration, and renewal rates.
Investors should not place undue reliance on ARR as an indicator of future or expected results. Our presentation of this metric may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.
The information in this Item 2.02 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 2.05    Costs Associated with Exit or Disposal Activities.
On November 10, 2022, UiPath’s Board approved further restructuring actions (in addition to those restructuring actions announced in a Current Report on Form 8-K filed on June 27, 2022 (the “June 8-K”)). These actions are expected to include an additional reduction across functions of approximately 6% of the Company’s global workforce of approximately 4,025 as of October 31, 2022, with most of these reductions expected to occur by the end of fiscal year 2023. Worldwide, the Company expects the workforce reductions to comply with applicable laws including consultation requirements. This workforce reduction will further support the Company’s strategic positioning designed to increase execution velocity, operational efficiency, and customer centricity. Including charges recognized in the third quarter of fiscal year 2023 and charges anticipated to be recognized in the fourth quarter of fiscal year 2023, the Company now expects total restructuring expenses of approximately $30 million (the “Total Charges”), up from the $15 million estimate previously provided in the June 8-K. We expect the Total Charges to include employee severance and compensation benefits and contractual changes and continue to anticipate that the majority of the Total Charges will be recognized and paid by the end of fiscal year 2023. The June 8-K is hereby deemed amended and supplemented by the foregoing.
This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the Company’s fiscal third quarter 2023 preliminary unaudited financial results and the approximate percentage of global workforce affected by, the estimated restructuring charges associated with, and the time frame for completion of and recognition of charges associated with its restructuring actions. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management as of the date they are made. However, investors should not place undue reliance on any such forward-looking statements because they speak only as of the date they are made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not necessarily limited to, those described in the Company’s filings with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UiPath, Inc.

By:	/s/ Brad Brubaker
Chief Legal Officer and Secretary

Date:	November 14, 2022